EXHIBIT 99.1
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Contact: Jim Fingeroth/Mark Semer
Kekst and Company
212/521-4800


BKF CAPITAL ANNOUNCES PRELIMINARY ANNUAL MEETING RESULTS

NEW YORK, NY, June 23, 2005 - BKF Capital Group, Inc. (NYSE:BKF) announced that, based on a preliminary tally, stockholders at its annual meeting today voted to elect the three nominees of Steel Partners II. L.P. to the company's Board of Directors. The three include Warren G. Lichtenstein, Kurt N. Schacht and Ronald LaBow.

At the meeting, Steel Partners recommended that, following certification of the election of Steel Partners' nominees, John Levin be appointed to the Board to fill the current vacancy on the Board.

The company also said that to date the proposals, endorsed by both the Board of Directors and Steel Partners, to amend BKF's certificate of incorporation to eliminate its classified board of directors and to eliminate the super-majority vote requirements for fundamental transactions, may have received slightly less than the affirmative vote of 80% of the outstanding shares required for adoption. As a result, the Company has agreed to adjourn the 2005 Annual Meeting until July 21, 2005, solely with respect to these charter amendment proposals. All of the continuing directors and the director nominees have agreed that upon the passage of these charter amendments they will be effective immediately as to all directors then in office.

THE COMPANY AND ITS DIRECTORS AND CERTAIN OFFICERS MAY BE DEEMED TO BE PARTICIPANTS IN THE SOLICITATION OF PROXIES FOR THE 2005 ANNUAL MEETING OF STOCKHOLDERS. ADDITIONAL INFORMATION WITH RESPECT TO THOSE DIRECTORS AND CERTAIN OFFICERS AND THEIR OWNERSHIP OF THE COMPANY'S STOCK IS SET FORTH IN THE DEFINITIVE PROXY STATEMENT RELATING TO THE 2005 ANNUAL MEETING OF STOCKHOLDERS FILED BY THE COMPANY WITH THE SECURITIES AND EXCHANGE COMMISSION ON MAY 10, 2005.

STOCKHOLDERS OF THE COMPANY ARE ADVISED TO READ THE COMPANY'S DEFINITIVE PROXY STATEMENT IN CONNECTION WITH THE COMPANY'S SOLICITATION OF PROXIES FOR THE 2005 ANNUAL MEETING BECAUSE IT CONTAINS IMPORTANT INFORMATION. STOCKHOLDERS OF THE COMPANY AND OTHER INTERESTED PARTIES MAY OBTAIN FREE OF CHARGE COPIES OF THE DEFINITIVE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED BY THE COMPANY WITH THE SECURITIES AND EXCHANGE COMMISSION, AT THE SECURITIES AND EXCHANGE COMMISSION'S INTERNET WEBSITE AT WWW.SEC.GOV {FILE://WWW.SEC.GOV}. THE DEFINITIVE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED BY THE COMPANY WITH THE SECURITIES AND EXCHANGE COMMISSION ALSO MAY BE OBTAINED FREE OF CHARGE BY WRITING TO THE COMPANY AT ONE ROCKEFELLER PLAZA, 19TH FLOOR, NEW YORK, NEW YORK 10020 OR BY CALLING (800) BKF-1891.

This press release contains certain statements that are not historical facts, including, most importantly, information concerning possible or assumed future results of operations of BKF and statements preceded by, followed by or that include the words "may," "believes," "expects," "anticipates," or the negation thereof, or similar expressions, which constitute "forwardlooking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 (the "Reform Act"). For those statements, BKF claims the protection of the safe harbor for forward-looking statements contained in the Reform Act. These forward-looking statements are based on BKF's current expectations and are susceptible to a number of risks, uncertainties and other factors, and BKF's actual results, performance and achievements may differ materially from any future results, performance or achievements expressed or implied by such forward-looking statements. Such factors include the following: retention and ability of qualified personnel; the performance of the securities markets and of value stocks in particular; the investment performance of client accounts; the retention of significant client and/or distribution relationships; competition; the existence or absence of adverse publicity; changes in business strategy; quality of management; availability, terms and deployment of capital; business abilities and judgment of personnel; labor and employee benefit costs; changes in, or failure to comply with, government regulations; the costs and other effects of legal and administrative proceedings; and other risks and uncertainties referred to in this document and in BKF's other current and periodic filings with the Securities and Exchange Commission, all of which are difficult or impossible to predict accurately and many of which are beyond BKF's control. BKF will not undertake and specifically declines any obligation to publicly release the result of any revisions which may be made to any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events. In addition, it is BKF's policy generally not to make any specific projections as to future earnings, and BKF does not endorse any projections regarding future performance that may be made by third parties.


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